Exhibit 99.1

October 20, 2011 Pittsburgh, Pennsylvania MarkWest Liberty Midstream Overview Platts Midstream & Development Conference

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint


Utica
Shale
Corporate Office
Marcellus
Shale
Woodford
Shale
Granite Wash
Formation
Haynesville
Shale
Huron/Berea
Shale

▲ SOUTHWEST

- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- Arkoma Connector Pipeline JV

NORTHEAST

- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - Langley processing expansion
  - Complete Ranger NGL pipeline

LIBERTY

- Marcellus Shale
- JV with The Energy & Minerals Group
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- 60,000 Bbl/d C3+ fractionator
- Infrastructure under construction
  - 520 MMcf/d processing capacity
  - 75,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

GULF COAST

- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
3

Growth Driven by Customer Satisfaction 4 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus Competitive advantages Significant first mover advantage in the prolific Marcellus Shale with key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage Extensive NGL marketing experience in the Northeast Market Access Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to Sarnia, Ontario markets under construction Gas gathering capacity 325 MMcf/d gathering capacity More than 200 miles of pipe and 72,000 hp of compression Cryogenic gas processing capacity 625 MMcf/d current capacity 1.15 Bcf/d by mid-2012 NGL fractionation capacity 60,000 Bbl/d C3+ fractionation capacity 75,000 Bbl/d de-ethanization facility under construction 5

MarkWest Liberty Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d


PENNSYLVANIA
WEST VIRGINIA
Houston I,II,III
Majorsville I,II
Mobley I, II
Sherwood I
MARINER WEST
TEPPCO PRODUCTS PIPELINE

Houston Processing and Fractionation Complex	
Houston I, II, and III	355 MMcf/d
C3+ fractionation	60,000 Bbl/day
C3 pipeline	TEPPCO deliveries
NGL Storage	1.3MM bbls
Truck loading	8 bays
Under Construction	
Rail Loading (4Q11)	200 Rail Cars
De-ethanization (3Q13)	75,000 Bbl/day
Mariner West ethane pipeline (3Q13)	50,000 Bbl/day

Majorsville Processing Complex	
Majorsville I and II	270 MMcf/d
NGL Pipeline to Houston	

Mobley Processing Complex	
Under Construction	
Mobley I (2Q12)	120 MMcf/d
Mobley II (3Q12)	200 MMcf/d
NGL Pipeline to Majorsville (2Q12)	

Sherwood Processing Complex	
Under Construction	
Sherwood I (3Q12)	200 MMcf/d
NGL Pipeline to Mobley (3Q12)	

MARKWEST ENERGY PARTNERS, L.P.
6

Significant Forecasted Growth in Cryogenic Processing Capacity MW Liberty Planned Processing Capacity MW Liberty Future Processing Capacity 7

Extensive NGL Infrastructure

- MarkWest Liberty's processing complexes are interconnected via an extensive, integrated pipeline system that delivers NGLs to the Houston complex for fractionation and storage
  - The NGL pipeline system will increase to ~100 miles by the end of 2012
- In August 2011, the Houston fractionator began operations with an initial capacity of 60,000 Bbl/d of C3+
- With the addition of 75,000 Bbl/d of de-ethanization at the Houston and Majorsville processing complexes in mid-2013, MarkWest Liberty will provide producers with significant ethane flexibility to optimize ethane recovery based on market conditions and contractual commitments
  - Producers can opt to recover 'must-recover' ethane to meet pipeline specs or to recover the maximum total recoverable ethane



MARKWEST ENERGY PARTNERS, L.P. 8

Marcellus Ethane – A Significant Opportunity 9 MW Liberty Planned Ethane Fractionation Capacity MW Liberty Must Recover Ethane MW Liberty Total Recoverable Ethane

MarkWest Liberty Propane Supply and Distribution 10 MarkWest Liberty has invested significant capital to develop a world-class NGL fractionation, storage, and marketing complex with pipeline, rail, and truck facilities Northeast markets can support significant propane sales from the Marcellus The potential shut-down of Philadelphia-area refiners would have the effect of significantly reducing the propane supply in the Northeast

11 MarkWest Liberty Isobutane and Natural Gasoline Supply and Distribution MarkWest Liberty continues to develop pipeline, rail, and truck markets to further optimize NGL sales in the Northeast markets The potential shut-down of the Philadelphia-area refiners will impact the demand for isobutane However, we believe the demand for isobutane in the Midwest and Northeast far exceeds the production of isobutane in the Marcellus We believe that Marcellus isobutane will continue to receive premium prices relative to the Belvieu market The potential shut-down of the Philadelphia-area refiners may increase available pipeline capacity for natural gasoline into the New York harbor and other Northeast markets MarkWest is one of the largest suppliers of high-purity natural gasoline into the ethanol diluent market in the Northeast We expect a significant portion of Marcellus natural gasoline will continue to be consumed as a crude diluent in Western Canada

In the Heart of the Shale Opportunities 12 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 13